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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  __________

                                   FORM  8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 16, 1995
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                       Choices Entertainment Corporation
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-17001                   52-1529536
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(State or Other Jurisdiction         (Commission               (IRS Employer
     Of Incorporation)               File Number)            Identification No.)



220 Continental Drive, Suite 102, Newark, Delaware                    19713
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (302) 366-8684
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On November 16, 1995, the Company was served with a complaint filed in the Court of Common Pleas of Bucks County, Pennsylvania, Civil Action No. 95008281, seeking a judgment in the amount of $165,548, representing $150,000 of principal and $15,548 of interest owed by the Company to plaintiff under two 10% promissory notes, on which the Company is, as previously reported, in default. On November 30, 1995, the plaintiff agreed to withdraw the lawsuit without prejudice, pursuant to an agreement wherein the Company made a $30,000 partial payment to plaintiff and plaintiff agreed not to reinstate the lawsuit for any remaining balance owing on the notes prior to March 15, 1996. There is no assurance that the Company will be able to satisfy the remaining balance on or prior to March 15, 1996.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHOICES ENTERTAINMENT CORPORATION
                                                         (Registrant)

Date: December 4, 1995                         By:/s/ Ronald W. Martignoni
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                                                      Ronald W. Martignoni
                                                      Chief Executive Officer